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                                                                      Exhibit 24


                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of CheckFree Holdings Corporation, a Delaware corporation (the "Company") hereby appoints Peter J. Kight, Mark A. Johnson, and Curtis A. Loveland as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 610,000 shares of Common Stock, $.01 par value, of the Company to be sold and distributed by the Company pursuant to the BlueGill Technologies, Inc. 1997 Stock Option Plan (the "Plan") and such other number of shares as may be issued under the anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents this 22nd day of March, 2000.

           Signature                                    Title
           ---------                                    -----

     /s/ Peter J. Kight                   Chairman of the Board of Directors
-------------------------------           and Chief Executive Officer
         Peter J. Kight                   (Principal Executive Officer)


     /s/ Mark A. Johnson                  Vice Chairman and Director
-------------------------------
         Mark A. Johnson


     /s/ Allen L. Shulman                 Executive Vice President, Chief
-------------------------------           Financial Officer and General Counsel
         Allen L. Shulman                 (Principal Financial Officer)


     /s/ Gary A. Luoma, Jr.               Vice President, Chief Accounting
-------------------------------           Officer and Assistant Secretary
         Gary A. Luoma, Jr.               (Principal Accounting Officer)


     /s/ William P. Boardman              Director
-------------------------------
         William P. Boardman


     /s/ George R. Manser                 Director
-------------------------------
         George R. Manser


     /s/ Eugene F. Quinn                  Director
-------------------------------
         Eugene F. Quinn


     /s/ Jeffrey M. Wilkins               Director
-------------------------------
         Jeffrey M. Wilkins